UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/20/2011

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-04801

Delaware	06-0247840
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

123 Main Street
Bristol, Connecticut
06010
(Address of principal executive offices, including zip code)

(860) 583-7070
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with organizational changes, Jerry W. Burris, Vice President, Barnes Group Inc. and President, Precision Components, a "named executive officer" within the meaning of Instruction 4 to Item 5.02 of Form 8-K, will depart Barnes Group Inc. after an appropriate transition period. Effective May 20, 2011, Mr. Burris' executive officer responsibilities transferred to other executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES GROUP INC.

Date: May 23, 2011	By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint
Senior Vice President, General Counsel and Secretary